Exhibit 10.1

Confi d en t i al and Pro p rie t a r y 1 We help the world discover cannabis. October 2021

Disclaimer 2 Confidential and Proprietary C o n fi dentiality and Disclosures This confidential presentation (this “ Presentation ” ) contains proprietary and confidential information of Leafly Holdings, Inc. ( “ Leafly ” ) and Merida Merger Corp. I ( “ Merida ” ) regarding the potential transaction (the “ Transaction ” ) between Leafly and Merida, and the entire content should be considered “ Confidential Information. ” This Presentation is being delivered to you for information purposes only. Any further distribution or reproduction of this Presentation, in whole or in part, or the divulgence of any of its contents, is unauthorized. By accepting the Presentation, each recipient of this Presentation and its directors, partners, officers, employees, attorneys, agents and representatives ( “ recipient ” ) shall maintain the confidentiality of the information contained herein and all otherwise non - public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials. You also agree not to distribute, disclose or use such information for any purpose and to return to Leafly and Merida, delete or destroy this Presentation upon request. Neither Leafly, Merida, nor any of their respective affiliates, control persons, officers, directors, employees, representatives or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction. This Presentation is not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in Leafly or Merida and is not intended to form the basis of any investment decision in Leafly or Merida, and any recipient should conduct its own independent analysis of Leafly and Merida and the data contained or referred to in this Presentation. The recipient acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Leafly and Merida assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. This Presentation does not constitute investment, tax, accounting or legal advice or a recommendation. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Leafly and Merida and the Transaction contemplated in this Presentation. To the fullest extent permitted by law, in no circumstances will Leafly, Merida, or any of their respective equityholders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. By participating in this Presentation, you acknowledge that you are (i) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Exchange Act. This Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Leafly, Merida nor any of their respective af fi liates, control persons, officers, directors, employees, representatives or advisors is making an offer of the Securities in any state where the offer is not permitted. This Presentation is intended solely for the purposes of familiarizing investors. To the extent the terms of any potential Transaction are included in this Presentation, those terms are included for discussion purposes only. NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

Disclaimer

Forward-Looking Statements

This Presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the cannabis industry and Leafly's market size, including with respect to the potential total addressable market in the industry, (ii) Leafly's growth prospects, (iii) Leafly's projected financial and operational performance, including relative to its competitors, (iv) new product and service offerings Leafly may introduce in the future, (v) the potential Transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential Transaction, and (vi) other statements regarding Leafly's and Merida's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate", "believe", "continue", "could", "estimate", "expect", "intends", "outlook", "may", "might", "plan", "possible", "potential", "predict", "project", "should", "would", and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Merida's registration statement on Form S-1, any proxy statement/prospectus relating to the Transaction, which is expected to be filed by Merida with the SEC, other documents filed by Merida from time to time with the SEC, and any risk factors made available to you in connection with Merida, Leafly and the Transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Leafly and Merida), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of Leafly, Merida nor any of their respective affiliates, control persons, officers, directors, employees, representatives or advisors assume any obligation and intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Leafly, Merida nor any of their respective affiliates, control persons, officers, directors, employees, representatives or advisors gives any assurance that either Leafly or Merida will achieve its expectations.

Financial Information

The historical financial information regarding Leafly contained in this Presentation has been taken from or prepared based on historical financial statements of Leafly. An audit of such financial statements in accordance with the requirements of the Public Company Accounting Oversight Board ("PCAOB") has been completed and such financial statements will be included in the registration statement/proxy statement related to the Transaction.

Use of Projections

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond Leafly's or Merida's control. While all financial, operational, industry and market projections, estimates, and targets are necessarily speculative, Leafly and Merida believe that the preparation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate, or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected, or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates, and targets, including assumptions, risks and uncertainties described in "Forward Looking Statements" above. The inclusion of financial, operational, industry and market projections, estimates, and targets in this Presentation should not be regarded as an indication that Leafly, Merida, or any of their respective affiliates, control persons, officers, directors, employees, representatives or advisors, considered or consider such financial, operational, industry and market projections, estimates, and targets to be a reliable prediction of future events.

Leafly
Confidential and Proprietary 3

Disclaimer

Non-GAAP Financial Measures

This Presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Operating Expenses and Operating Income/(Loss), which exclude non-cash expenses associated with accounting for stock-based compensation, warrants, and earn-outs. These non-GAAP financial measures, and other measures that are calculated using these non-GAAP measures, may exclude items that are significant in understanding and assessing Leafly's financial results, and therefore, are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be construed as indicators of our operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that they fail to address. Leafly and Merida have included these non-GAAP financial measures (including on a forward-looking basis) because they believe these measures provide useful supplemental information to investors about Leafly. Leafly's management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing our business. Using any such financial measure to analyze Leafly's business would have material limitations because the calculations are, for example, based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant, and because they exclude significant expenses that are required by GAAP to be recorded in Leafly's financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Leafly's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Leafly is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non-GAAP financial measures is included. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Therefore, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies.

Industry and Market Data

This Presentation contains certain information concerning Leafly's products, services and industry, including market size and growth rates of the markets in which Leafly participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports, and Leafly's internal sources. This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein are not an indication as to future performance. None of Leafly, Merida or any of their respective affiliates, control persons, officers, directors, employees, representatives or advisors has independently verified the accuracy or completeness of any such third-party information. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which Leafly operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Leafly and Merida. None of Leafly, Merida or any of their respective affiliates, control persons, officers, directors, employees, representatives or advisors assumes any obligation to update the information in this presentation.

Risk Factors

For a description of the risks associated with an investment in Leafly, including with respect to its business and operations, we refer you to the "Risk Factors" section in the Appendix to this Presentation

Leafly

Confidential and Proprietary 4

Disclaimer 5 Confidential and Proprietary Additional Information; Participants in the Solicitation. If the contemplated Transaction is pursued, Merida will be required to file a preliminary and definitive proxy statement, which may be a part of a registration statement, and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about Merida, Leafly and the contemplated Transaction. Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about Merida, Leafly and the contemplated Transaction, without charge, at the SEC's website located at www.sec.gov. Merida and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Merida’s shareholders in connection with the proposed Transaction. A list of the names of such directors and executive officers and information reg ard ing their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain copies of these documents free of charge by directing a written request to Leafly at investorrelations@leafly.com . This Presentation does not contain all the information that should be considered in the contemplated Transaction. It is not intended to form any basis of any investment decision or any decision in respect to the contemplated Transaction. The definitive proxy statement will be mailed to shareholder as of a record date to be established for voting on the contemplated business combination when it becomes available.

I. Leafly & Market Overview II. Business Model & Local Market Focus III. Content & Community IV. Product Vision V. Financial Overview VI. Transaction Overview Table of Contents 6 Confidential and Proprietary

I . Leafly & Market Overview 7 Confidential and Proprietary

Leading cannabis & technology team of management and investors

	Yoko Miyashita, CEO	gettyimages PERKINScoie	• Appointed CEO of Leafly in August 2020 after serving as the company's General Counsel since 2019 • Spent 14 years at Getty Images, where she led the global legal team as SVP and general counsel; previously practiced law with Perkins Coie LLP in Seattle
	Sam Martin, Chief Operating Officer	Time Inc.	• Serves as Leafly's Chief Operating Officer • Since joining in 2015 as Director of Content, has served as Chief Strategy Officer, Interim CEO (2018), VP of Strategy and Business Development and Chief of Staff
	Suresh Krishnaswamy, Chief Financial Officer	Drift BANK OF AMERICA BARCLAYS	• Serves as Leafly's Chief Financial Officer • Brings 25+ years of experience in leading finance and technology roles for global organizations including CFO of Drift, a renewable energy marketplace, and at major investment banks including Credit Suisse, Bank of America and Barclays
	Dave Cotter, Chief Product and Technology Officer	amazon NORDSTROM	• Serves as Leafly's Chief Product Officer and leads product development and engineering for Leafly's consumer and business products • Most recently served as VP of Digital Products at Nordstrom after selling his text-based ecommerce startup MessageYes to the company in 2018
	Laura Morarity, SVP, Marketing & Comm.	Avvo SONOS	• Leads marketing, communications and content at Leafly • Most recently led the global communications and sustainability team at Sonos
	Kimberly Boler, General Counsel	AIG Simpson Thacher DuaneMorris	• Serves as Leafly's General Counsel • Brings 20+ years of experience in highly regulated industries, including as AGC of AIG, GC of Aria Energy and at Simpson Thacher & Bartlett and Duane Morris
	Peter Lee, President, Merida Merger Corp. I	MERIDA CAPITAL HOLDINGS	• 20+ years as an investment professional in both public markets and private equity • Co-founded and was a Managing Partner at Sentinel Rock Capital, a long/short hedge fund; previously, worked at several investment firms focused on public markets, including Spring Point Capital, Blackstone Kailix and Tiger Management
	Mitchell Baruchowitz, Non-Executive Chairman of the Board, Merida Merger Corp. I	MERIDA CAPITAL HOLDINGS	• Has ~20 years experience in the legal and finance fields and 10+ years experience in the legal cannabis industry • Through his leadership of Merida Capital Partners, has been involved in over 100 cannabis transactions with a notional value over $1 billion

Leafly
Confidential and Proprietary 8

Leafly is where people discover cannabis A cannabis marketplace powered by community, trust, science, and education Discovery begins Lab and agg r egate data h elp info r m c h oice Dispensaries nearby Compare p r odu c t s nea r by Ad d to bag Expertise + UGC = trust 9 Confidential and Proprietary

Legal cannabis access is beyond the tipping point

Consumption expected to grow significantly and Leafly is poised to take share

- During COVID-19, consumers increased consumption and relied more on digital ordering: ~40% of shopping for cannabis was online[1]
- Over time, a greater portion of the illicit market is expected to transition to the legal market

Total Addressable Market[2]



$61B
$42B
$19B
$80B
$39B
$41B
$100B
$30B
$70B
2020A
2025E
2030E
Legal
Illicit



2020
Total addressable market(3)
$19B
30MM shoppers
Serviceable market(4)
$7B
10MM shoppers
Leafly's market share(5)
$420MM
1.5MM shoppers(6)

1) Represents the Company's estimate of the amount of total sales in state-legalized markets that occurred via e-commerce during 2020.
2) Wall Street research; this projection of total addressable market is based on various assumptions made by Wall Street research.
3) Represents total sales in state- and provincially-legalized markets per Wall Street research for the 2020 period.
4) Represents the Company's estimate of the amount of total sales in state- and provincially-legalized markets that occur via e-commerce for the 2020 period.
5) Represents the Company's gross merchandise value for the 2020 period.
6) Cumulative count of active monthly shoppers for the 2020 period.

Leafly Confidential and Proprietary 10

Leafly by the numbers - where people discover cannabis

A three-sided cannabis marketplace powered by strain & effects data, research, user reviews and the latest cannabis news

Revenue Forecast (MM)



$36
$7
$30
$43
$9
$34
$65
$13
$52
$101
$20
$81
$151
$30
$121
2020A
2021E
2022E
2023E
2024E
Retail Revenue
Brand Revenue (1)

Key KPIs

220MM+ Sessions[2]

10MM+ MAUs[3]

$102 AOV[4]

4,600+ Total Stores[5]

2,400+ Order-Enabled Stores[5]

$420MM+ GMV[6]

~$700 Monthly Retailer ARPA[7]

Leafly's expansive marketplace efficiently and effectively connects all constituencies

1) Brand revenue includes 'other' revenue.
2) Sessions figure shown is for 2020 period.
3) Average of monthly active users ("MAUs") for 2020 period.
4) Average order value ("AOV") calculated as GMV divided by total gross orders; figure shown is for 2020 period.
5) Represents total paying retail stores and total order-enabled retail stores; figures shown are for 2020 period.
6) Gross merchandise value ("GMV") represents the direct, attributable online merchandise value ordered onLeafly's platform; does not include indirect, online to offline merchandise value or foot fall attribution; figure shown is 2020 period.
7) Retailer average revenue per account ("ARPA") calculated as retailer revenue divided by total active retail accounts; figure shown is for 2020 period.

Leafly Confidential and Proprietary 11

Cannabis market has unique challenges for consumers, retailers, and brands Retailer & Brand challenges ● Retailers and brands have to build markets state by state and find new ways to reach consumers in each state ● As retailer density increases, retailers increasingly have to compete to drive new customer acquisition and transactions ● Traditional advertising channels restrict cannabis advertising ● Brands/retailers compete with illicit market Consumer challenges ● Significant consumer education is needed to understand a complex product and industry, which historically operated underground ● Brands differ from state to state and shoppers need guidance on preferences ● A flood of new and experienced users are entering the market ● Similar to wine, there are infinite strains, different cannabinoids and terpenes, each with a different effect ● Multiple and varied use cases, e.g. relaxation, pain relief, sleep, etc. Th e Leafly solution Market challenges ● Large, rapidly - growing market in different stages of maturation ● Different regulations by market, even for adult - use and medical in the same state ● Novel product set and form factors are confusing ● Challenge of bringing both supply and demand side through the transition from illicit market to legal 12 Confidential and Proprietary Leafly’s strain database and user reviews educate consumers on the complexities of products and effects Leafly’s marketplace connects consumers with the brands and retailers that carry their desired products Retailers Brands Consumers An industry emerging from prohibition with a state - by - state regulatory framework has specific market considerations

• Extensive vettin g proces s for onboardin g new retailers and brands to the Leafly platform • Ensures all THC brands and retailers are licensed in their states • N o unlicensed suppliers mean s n o untested products Marketplace Benefits • Help retailers structure their marketing and ordering tools to stay compliant • Ensures a fai r marketplac e by onl y allowing state - licensed retailers and brands on the platform • Protects and educates consumers on what they can buy, purchase limits, and where they can buy fro m a licensed retailer A strong commitment to compliant retailers, paired with leading education, creates a trusted platform for all consumers Leafly’s focus on Compliance License #4 1 4 065 Confi d en t i al and Pro p rie t a r y 13 13 Confidential and Proprietary Compliance creates an advantage and protects our community

Leafly is committed to creating a fair, equitable and inclusive cannabis market Education Thought leadership Advocacy Confi d en t i al and Pro p rie t a r y 13 14 Confidential and Proprietary

II. Business Model & Local Market Focus 15 Confidential and Proprietary

We have built an efficient, networked marketplace

COVID accelerated consumer adoption of Leafly's e-commerce platform

+295%

increase in shoppers from 2019 to 2020[1]

+338%

increase in orders from 2019 to 2020



125MM Visitors(2)
7,800 Brands
4,600 Retailers
4.2MM Orders
$420MM+ GMV(4)
14x RoAS(3)
Leafly

46%

of shoppers order on their first visit

50%+

of retailers see their first order within 1 week of activating

1) Percentage increase in the cumulative count of active monthly shoppers in 2020 vs. 2019.
2) Annual visitors represents the sum of monthly active users over the 12 months of 2020.
3) Refers to retailer return on ad spend ("RoAS") represented by GMV divided by retail revenue to Leafly.
4) Gross merchandise value ("GMV") represents the direct, attributable online merchandise value ordered on Leafly's platform; does not include indirect, online to offline merchandise value or footfall attribution.

Note: metrics shown refer to 2020 statistics unless otherwise noted.

Leafly

Confidential and Proprietary 16

Leafly's revenue generation scales with retailers and brands

Retailers and brands pay for information listings, marketplace activation, and advertising across Leafly's platform

		Subscription Tiers	Platform Amplification and Advertising[2]
Retail revenue: ~82% of total revenue[1]	Retailer Standard	• Leafly listing • E-commerce tools • Menu manager **Monthly subs starting at $99/month** **~30% of retailers on platform**	**No participation in marketplace or other advertising with Standard Subscription**
	Retailer Pro	• All standard features plus: • Unlimited deals • Competitive insights • Access to advertising platform **Monthly subs starting at $199/month** **~70% of retailers on platform**	**Map markers, shopping carousels and a la carte advertising up to $35,000/month**
Brand revenue: ~18% of total revenue[1]	Brands	• Leafly listing • Catalog control • Competitive insights **Monthly subs starting at $199/month**	**A la carte options from $1,000 to $100,000+ (per CPM, per campaign fees)**

Leafly

1) Figures shown represent 2020 revenue split; excludes 'other' revenue.
2) Tools include display ads, sponsored email, branded content and custom activation.

Confidential and Proprietary 17

Leafly has the most comprehensive cannabis technology platform C onsumer Marketplace Size of Audience Consumer Matching Technology Conten t & Edu c a t ion Library Reviews Market Penetration Ecomm - Enablement Monetization at Scale Pre - Federal Leg a lization Data Insights Leafly has an unrivaled consumer reach and opportunity to convert its audience into shoppers B2B B2C 18 Confidential and Proprietary

When states legalize, Leafly is positioned to capitalize and grow

As states progress legalization, Leafly attracts a larger audience, becoming the epicenter of consumer interest


Background Chart: Traffic (monthly sessions) of an East Coast state & its legalization status (Jul '15 – May '21)
– Illegal
– Legalization
– Implementation
Stage 1
• Consumers on Leafly before legalization
Stage 2
• Existing legalized states adding new licenses / retail locations
• Greenfield states are legalizing
Stage 3
• Retailers seek out Leafly as an established channel for reaching customers when they open
• Leafly aggregates supply, which grows consumer demand – flywheel in motion
Stage 4
• Increased supply density forces suppliers to compete for customers
• Leafly's value proposition accelerates as retailers compete for Leafly shoppers/wallets
• Increased opportunities for monetization as the market continues to mature
Market Maturity

Leafly
Confidential and Proprietary 19

Leafly orders, stores, and ARPA grew rapidly during the pandemic

	Pre-Pandemic Jan-20	Post-Pandemic Mar-21
Southwest State		
Ending Retail Accounts	139	159
Order-Enabled Stores	95	143
Orders (in k's)	67.0	162.0
GMV (in MM's)	$5.8	$17.1
ARPA[1]	$3,221	$3,612
Retail Revenue (in k's)	$447.8	$574.3
East Coast State		
Ending Retail Accounts	93	96
Order-Enabled Stores	52	73
Orders (in k's)	9.2	34.2
GMV (in MM's)	$1.0	$4.2
ARPA[1]	$528	$663
Retail Revenue (in k's)	$49.1	$63.7
Midwest State		
Ending Retail Accounts	93	149
Order-Enabled Stores	7	54
Orders (in k's)	8.0	16.0
GMV (in MM's)	$1.0	$1.9
ARPA[1]	$554	$711
Retail Revenue (in k's)	$51.5	$106.0

% Growth from Jan-20 to Mar-21


200%
150%
100%
50%
0%
14%
51%
142%
193%
12%
28%
Ending Retail Accounts
Order-Enabled Stores
Orders
GMV
ARPA
Retail Revenue


350%
150%
100%
50%
0%
3%
40%
270%
303%
26%
30%
Ending Retail Accounts
Order-Enabled Stores
Orders
GMV
ARPA
Retail Revenue


700%
150%
100%
50%
0%
60%
671%
101%
93%
28%
106%
Ending Retail Accounts
Order-Enabled Stores
Orders
GMV
ARPA
Retail Revenue

Leafly

1 Retailer average revenue per account ("ARPA") calculated as retailer revenue divided by total active retail accounts.

Confidential and Proprietary 20

Leafly is poised to win the East Coast

Consumer searches for Leafly eclipse our closest competitor as legalization's next big prize comes on line



Brand dominance

Google Brand Search

- Leafly
- Weedmaps

New York

The winner on 500+ of the most common cannabis keyword searches[(1)]

Leafly.com	Weedmaps
45.33%	24.07%



SEM Rush

Leafly

1) Data shown covers portions of April and May 2021 period.

Confidential and Proprietary 21

III. Content & Community 22 Confidential and Proprietary

The trusted source and shopping destination for cannabis consumers

Consumers turn to us for all things cannabis – what's happening in cannabis, what to buy, where to buy it

News, education, advocacy



Vape cart additive makers pull products as others go dark
David Downs
Seeds of Change:
Strategies to create an equitable cannabis industry
Edibles Dosing Chart

Strain library, 1.3MM+ customer reviews



Sort by
Relevant
Filter by
Relaxed
Strain Type
4.6 (1584)
Explore cannabis strains for relaxing
This strain does not make me feel high, paranoid, or out of it. Time goes by as normal, it makes me feel normal and gives me my life back.
Runtz
Leafly
The Leafly Strain of the Year 2020 is — Runtz!

Stores, products, brands



Ruben's Doobies
4.9
FLWRPOWR®
Best seller
RUNTZ flower 1/8th jar
Product rating: 4.1
Cartridge
PowerPen 1:1 CBD/THC 1000mg
by FLWRPOWR
4.5 (438)
Sauce

Leafly
Confidential and Proprietary 23

WEBSITE US RANK (1) Stockx.com 373 Booking.com 384 Sephora.com 385 Leafly.com 399 Redfin.com 543 Weedmaps.com 811 Iheartjane.com Dutchie.com 14,152 2 6,786 Leafly’s content results in industry - leading search Leafly content drives traffic to its products via peerless search engine optimization 1 ) Domestic desktop SEO power rankings as ranked by SEM Rush. . . . 24 Confidential and Proprietary

Leafly's trusted voice shapes the dialogue around cannabis

Leafly's reach is designed to positively influence the development of the cannabis industry

Vaping Crisis



Leafly
What is the suspected diagnosis?
In many cases, symptoms and treatment mirror a condition called lipoid pneumonia, previously found in patients who inhaled mineral oil.
Subsequent biopsies of 17 victims indicate "airway-centered chemical pneumonitis from one or more inhaled toxic substances rather than exogenous lipoid pneumonia as such, but the agents responsible remain unknown."
A third biopsy series looked similar to the first two, adding organizing pneumonia to the diagnosis cluster.

Cited by:

CDC
The New York Times
NBC News

Audience:
2MM views

The New York Times

"Innovation has eclipsed the sophistication of consumers, regulators, and investigators. We've been engaging in an uncontrolled mass experiment with inhaling concentrations of cannabinoids."

-David Downs, Leafly, in New York Times

"If you buy a fake Gucci purse, it's not going to give you a lung injury. But if you buy a fake vape cartridge, it just might."

-David Downs, Leafly



David Downs, Leafly, on NBC's Today Show

Leafly
Confidential and Proprietary 25

Leafly's trusted voice drives consumer behavior

Leafly leverages its data and expertise to identify the products that consumers want to try and retailers want to sell

Strain of The Year

Announced on Dec 8, 2020

Traffic:
112+%

Increase in search:
64+%

Increase in orders with Runtz:
140+%

SFWEEKLY

"Regarded by many as the industry's most reliable source for accurate, up-to-date information on thousands of unique cannabis strains, Leafly's seal of approval on a particular varietal is akin to Rolling Stone declaring a record to be the year's top album."

-SF Weekly | Zack Ruskin

Leafly

Confidential and Proprietary 26

Leafly converts its audience into shoppers

However someone ends up on Leafly, we deliver what they're looking for

Leafly drives the top of the funnel


Discover
Find
Order


Path:
Strain research
Path:
Store finder
Path:
Product search
Read strain information
Shop strain-linked products
Dispensary map
Shop menu
Find product
Find nearby
Add to bag

Leafly
Confidential and Proprietary 27

IV. Product Vision 28 Confidential and Proprietary

Leafly’s accelerating flywheel More Shoppers More Retailers / Brands More Content (Strains, Reviews, News) Leafly’s marketplace is an integral part of the cannabis ecosystem Better Matching A more dynamic marketplace More User Generated Content More product Selection Brings new and experienced cannabis users Platform networ k effects Marketplace efficiencies Leafly’s flywheel is anchored by its content - first approach, which attracts shoppers and drives transactions 29 Confidential and Proprietary

Leafly has the most comprehensive cannabis technology platform C onsumer Marketplace Size of Audience Consumer Matching Technology Conten t & Edu c a t ion Library Reviews Market Penetration Ecomm - Enablement Monetization at Scale Pre - Federal Leg a lization Data Insights Leafly has an unrivaled consumer reach and opportunity to convert its audience into shoppers B2B B2C 30 Confidential and Proprietary

Product roadmap

Investing to own consumer shopping and realize existing value on the platform

Personalized Discovery Experience

***125MM** annual visitors driving value for retailers and brands*

1. Personalization and curation
2. Consumer deals and loyalty
3. Shopper retention (account creation and benefits)



Supply side platform investments

*Helping **tens of thousands** of retailers and brands connect with eager customers*

1. POS, menu and order integrations
2. Brand activation products and services (brand digital merchandising)
3. Enhanced deals functionality; improved retailer/brand interfaces



Increased monetization

*Scaled **market-by-market** and with industry-leading content and consumer experiences*

1. ROI dashboards
2. New ad serving technology and increased ad inventory
3. Auction bidding for merchandising units

Leafly
Confidential and Proprietary 31

Leafly’s dat a and produc t matchin g technology Product matching technology is utilized throughout all that Leafly does Monetization Personalization Behavioral Segmentation Effects Supply - side Demand - side Dat a & Pr o d uc t In i t i a t i ve s Dat a In p u ts 32 Confidential and Proprietary

Meeting consumers where they are through data rich experiences Using data and content, Leafly solves all of the questions consumers have about cannabis Intent I want to KNOW “ What’ s the right strain/product for me ? ” Intent I want to BUY “ Buyin g thi s bette r be easy ! I have alternatives. ” Intent I want to GO or GET “ Wher e ca n I buy weed near me? Can I get i t delivered ? ” Intent I want to DO “ I wan t to relieve my stress an d anxiety. ” 33 Confidential and Proprietary

Leafly’s proprietary personalization engine 3 4 Confi d en t i al and Pro p rie t a r y 34 Confidential and Proprietary Leafly’s technology solves one of the trickiest questions in cannabis – what product is right for me?

Dashboards and data insights for retailers and brands Leafly provides retailers and brands with merchandising insights and campaign analytics Retailers: Business Analytics and Merchandising Insights Brands: Campaign Analytics 1 5 1 M a y - 21 A u g - 21 Bra n d Sub s c ri p t i o n s 447 35 Confidential and Proprietary

V . Financial Overview 36 Confidential and Proprietary

37 Con f identia l an d P r op r ieta ry Ke y driver s o f the busines s model 2021E 2022E AOV (2) R etai l A ccou n ts 1,752 3,136 3,665 4, 888 6,277 8,082 10,635 % Growth NA 79.0% 16.9% 33.4% 28.4% 28.8% 31.6% % Order - Enable d Account s 9.9% 22.7% 45.0% 53.5% 59.9% 62.3% 63.5% Shopper s (i n thousands ) (1) 48 468 1,969 2,078 3,182 4,442 6,368 Purchase Frequency (per month) 1.8x 2.0x 2.1x 2.0x 2.0x 2.0x 2.0x $ 9 8 202 3 E 2024E $ 9 7 $ 9 8 $ 9 8 2020A $ 1 02 2019A $ 9 1 2018A $ 8 9 1) 2) Cumulative count of active monthly shoppers for the annual period shown. Average order value ( “ AOV ” ) calculated as GMV divided by total gross orders.

38 Con f identia l an d P r op r ieta ry Leafly’s local marke t strategy is drivin g supply - side growth Retailer and order - enabled accounts have grown consistently and maintained an accelerated pace post - COVID Accounts and Order - Enabled Accounts (1) Significant market share: 55% of legal retailers are on Leafly’s platform (2) 1) 2 ) Retail accounts can include more than one store. Com p any e s t i ma t e as of 2 Q ’ 2 1. 1 , 592 1 , 5 3 8 1 , 653 1 , 752 2 , 164 2 , 626 2 , 823 3 , 136 3 , 274 3 , 240 3 , 407 4 , 420 3,961 3,665 0% 1% 6% 10% 12% 18% 22% 23% 33% 41% 42% 45% 45% 50% 1 Q ' 1 8 2 Q ' 1 8 3 Q ' 1 8 4 Q ' 1 8 1 Q ' 1 9 2 Q ' 1 9 3 Q ' 1 9 Total Active Accounts 3 Q ' 2 0 4 Q ' 2 0 1 Q ' 2 1 2 Q ' 2 1 4 Q ' 1 9 1 Q ' 2 0 2 Q ' 2 0 % of Total Order - Enabled

39 Con f identia l an d P r op r ieta ry Leafly attracts highly valuabl e shoppers Growth i Q Q n u S a p r e t n e d rl y p e V r i s S i h t o o r p s p a e n r d b y S e A s n s n i o u n a s l Cohor t (1) Orders (k) Leafly shoppers spend 2x more than in - store purchaser s (2) 1) 2) Shoppers are placed in a cohort based upon the year in which they made their first purchase and the growth describes the amount of retained GMV for any period divided by the amount of retained customers for that period. Company estimate for the periods shown. 0% 5 0% 1 0 0% 1 5 0% 2 0 0% 2 5 0% 3 0 0% 3 5 0% 1 4 7 2 0 18 1 0 1 3 1 6 1 9 2 2 2 5 2 8 31 Months 2019 2 0 2 0 17k 64k 111k 1 99k 292k 354k 5 99k 1 , 364k 1,168k 1,050k 1,060k 9 6 0k 0k 3k 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q '18 '18 '18 '18 '19 '19 '19 '19 '20 '20 '20 '20 '21 '21

40 Con f identia l an d P r op r ieta ry Historica l financials Gross P r ofit (MM) Revenue (MM) 1 8 . 2 % G r owt h % 15.7% 37.4% 21.0% Tota l Opera t in g E x p e n s e s ( ² ) (MM) 88 . 2% % Margin NM % o f Reve n u e 1 2 1. 2% 1 8 9 . 6% 1 0 8 . 7% 1 2 3 . 2% % Margi n NM NM NM 91 . 3% 87.0% 86.4% Opera t ing Income/(Loss ) ( ² ) (MM) 2019A 2020A ($6.5) ($30.9) ( $ 8 . 1 ) ( $1 5 . 0 ) 201 8 A 2 0 2 1 E Retail Revenue: Brands Revenu e (1) : 1) 2) Brands revenue includes ‘ other’ revenue. Operating Expenses and Operating Income/(Loss) exclude non - cash expenses associated with accounting for stock - based compensation, warrants, and earn - outs. Projected Operating Expenses include ongoing public company costs of $3.5MM in 2021E. $20. 0 $ 2 6 . 2 $31. 4 $38. 0 2 0 1 8 A 2 01 9 A 202 0 A 2 0 2 1 E $ 26 . 5 $57 . 0 $39 . 6 $53 . 0 201 8 A 201 9 A 202 0 A 202 1 E $18. 9 $23 . 7 $29 . 6 $34. 3 $6. 3 $6. 8 $8 . 7 $21. 9 $2.9 $30 . 1 $36 . 4 $43. 0 201 8 A 201 9 A 202 0 A 202 1 E

$34. 3 $ 52. 3 $80. 7 $1 2 0 . 8 $ 8. 7 $20. 4 $ 30. 0 $43. 0 $ 65. 3 $ 13. 1 $ 1 01. 1 $1 5 0 . 9 2 0 2 1 E 202 2 E 2 0 2 3 E 202 4 E Financial projections $ 5 3 . 0 $ 8 7. 0 $104.5 $117.9 202 1 E 20 2 2 E 20 2 3 E 2 0 2 4 E Illustra t i v e Long - T e r m Margin: 88.0% Illustra t i v e Long - T e r m Margin: 25.0% Gross P r ofit (MM) Revenue (MM) 88.0% 88.0% Opera t ing Income/(Loss ) ( ² ) (MM) 49 . 2 % G r owt h % 18.2% 51.9% 54.8% Tota l Opera t in g E x p e n s e s ( ² ) (MM) 88. 0% % Margin 9 . 8% % o f Reve n u e 1 2 3. 2% 1 33 . 2% 103.3% 7 8 . 2% % Margi n NM NM NM 88 . 2% $ 38. 0 $ 57. 5 $8 9 . 0 $132.8 2 0 2 1 E 2 02 2 E 2 02 3 E 20 2 4 E Retail Revenue: Brands Revenu e (1) : 1) 2) Brands revenue includes ‘ other’ revenue. Operating Expenses and Operating Income/(Loss) exclude non - cash expenses associated with accounting for stock - based compensation, warrants, and earn - outs. Projected Operating Expenses include ongoing public company ( $ 1 5.0 ) ( $2 9 . 5 ) ($15.5) $ 1 4. 8 2 0 2 1 E 20 2 2 E 2 02 3 E 2 02 4 E 41 Con f identia l an d P r op r ieta ry costs of $3.5MM in 2021E and $7MM+ thereafter.

$ 2 1. 9 $ 3 8. 9 $ 5 1. 1 $ 6 0. 3 2 0 2 1 E 2 0 2 2 E 2 0 2 3 E 2 0 2 4 E Projected operatin g expenses Pro d uct D evelo p m e n t (MM) Sales and Mark e t ing (M M ) 34.3% 24.2% Tota l Opera t in g E x p e n s e s (1) (MM) 4 0 . 0% % o f Reve n u e 5 0 . 8% 59 . 6% 5 0 . 5 % Gener a l and Administra t i v e (MM) % o f Reve n u e 2021E 36.4% 2022E 3 9 . 3% 2023E 2 8 . 7% 2024E 21.0% 1 7. 2% % o f R e v e n u e 3 6 . 0% $ 1 5. 5 $ 2 2.4 $ 2 4. 4 $ 2 6. 0 2 0 2 1 E 2 0 2 2 E 2 0 2 3 E 2 0 2 4 E 1) Operating Expenses and Operating Income/(Loss) exclude non - cash expenses associated with accounting for stock - based compensation, warrants, and earn - outs. Projected Operating Expenses include ongoing public company All Other G&A Costs: Public Company Cost Component of G&A: 2021E % of Revenue 123.2% 2022E 1 3 3. 2% 2023E 103.3% 2024E 7 8 . 2 % Sales and Mark e t ing : Produc t Develop m en t : Gener a l and Administra t i ve: $ 1 2 . 2 42 Con f identia l an d P r op r ieta ry costs of $3.5MM in 2021E and $7MM+ thereafter. $1 8 . 3 $ 2 1.4 $ 23 . 8 $ 3 . 5 $ 7 . 4 $ 7 . 6 $ 7. 8 $ 1 5 . 6 $ 2 5 . 7 $2 9 . 0 $ 3 1.6 $21 .9 $38 . 9 $ 51 . 1 $ 60 . 3 $15 .5 $22 . 4 $ 24 . 4 $ 26 . 0 $15 .6 $25 . 7 $ 29 . 0 $ 31 . 6 $53 .0 $87 . 0 $ 104 . 5 $ 1 17 . 9

$43.0 $ 8 . 5 $ 9 . 5 $4 . 3 $65 . 3 Revenue 2 0 21 E T o t a l I n c r e a s e d M o ne t i z a t i o n o f I n c r e m en t al M on e t i z a t i o n o f N e w l y A d de d B r and s R e v enue Existing Retail Retail Accounts Accounts 20 2 2 E T o t a l Revenue FY2021E – FY2022 E financia l discussion • Total Re v e nue is exp ec te d to increase 51.9% in 2022 v e rsus 2021 • Retail Revenue expec t e d to increase 52.5% drive n by: ‒ Improving monetization of both existing and new Retail accounts ‒ A d d i tio n al Re t a il sales hea d cou n t in 2021 and 2022 ba cked by track record of driving revenue growth with proper staffing • Brands Revenue expec t e d to increase 49 . 7 % d r iven by: – New products : full deployment of Brands subscription product, Brands digita l mercha n d ising ac r o ss platfo r m and increas e d ad inventory – Increased Brands sales headcount during 2021 and 2022 – Incre a sed pro d uctio n p e r Bran d s salespe r s o n • Increase Shopper traffic driving both Retail and Brands revenues 6ME June ‘ 21 Re t a i l Revenue $ 5 2.3 $34 . 3 Brands R e v e nu e (1) $1 3.1 $ 8 .7 Tot a l Revenue $65 . 3 $ 4 3.0 Gross Profit $ 5 7.5 $38 . 0 Operatin g Expense s ( ² ) $ 8 7.0 $ 5 3.0 Operatin g Income/(Loss ) ( ² ) ($29.5) ($15.0) FY2021E v s . FY2022E Comment a r y % Growth 5 2 . 5% 15.8% % Growth 49.7% 2 8 . 4% % Margin 88. 0% 88. 2% % Growth 51 . 9% 18.2% ($ in millions) Revenue Bridge 1) Brands revenue includes ‘ other’ revenue. 2021E 2022E 2) Operating Expenses and Operating Income/(Loss) exclude non - cash expenses associated with accounting for stock - based compensation, warrants, and earn - outs. Projected Operating Expenses include ongoing public company costs of $3.5MM in 2021E and $7MM+ thereafter. 43 Con f identia l an d P r op r ieta ry $ 1 6.0 $ 4 .1 $20.1 $ 1 7.8 $ 1 9 . 5 ($1.8) 10.7% 11.5% 88 . 5% 10.9%

44 Confidential and Proprietary IV. Transaction Overview

45 Con f identia l an d P r op r ieta ry Note: Amounts assume no redemptions of Merida public stock. 1) 2) 3) 4) 5) 6) 7) 8) Pro - rated share issuance upon achievement of 90.0% of revenue target. For 20 out of 30 days within two years of transaction close. For 20 out of 30 days within three years of transaction close. Sponsor earn - out will accelerate upon an Acceleration Event. Up front sponsor shares include 60,000 shares to MCMJ underwriter. Includes ~$31.5MM of proceeds Leafly has raised via a private bridge round. Excludes the impact of 10.0% fully diluted shares reserved under the Parent Incentive Plan and 2.5% fully diluted shares reserved under the Parent ESPP. Includes 7.5% of ownership attributable to Leafly Bridge Investors. Transa c t io n Highligh t s Sources and U s es (MM) Pro Forma Valuatio n (MM) • $385.0MM equity value attributable to Leafly • 100.0 % equit y rollov e r fro m Leafly • 6.0MM shares in earn - outs to Leafly’s equityholders (1) ‒ 3.0MM shares vest if Leafly achieves $65.0MM in 2022 revenue OR stock trading to $13.5 0 ⁽²⁾ ‒ 3 . 0MM shar e s v e st if Leafly achie v es $101.0MM in 2023 re v e nue OR stock trading to $15.5 0 ⁽³⁾ • MCMJ deferring 50.0% of promote into earn - outs ⁽⁴⁾ ‒ 25.0% v e st if stock trad e s to $1 3 . 5 0 ⁽²⁾ ‒ 25.0% v e st if stock trad e s to $15.5 0 ⁽³⁾ Pro Forma Ownershi p at Close Proposed transaction summary Sources $ % Shareholder Rollover $385.0 67.9% M C M J C ash i n T r u st $130.0 22.9% S po n s o r S h a r es ⁽ ⁵ ⁾ $16.9 3.0% P r e - E x i s t i n g C a sh on b a l a n ce s h e e t ⁽ ⁶ ⁾ $35.0 6.2% To t a l Sou r c es $566.9 100.0% Uses $ % Shareholder Rollover $385.0 67.9% C a s h t o B a l a n ce S h e e t $150.0 26.5% Estimated Fees and Expenses $15.0 2.6% S po n s o r S h a r es ⁽ ⁵ ⁾ $16.9 3.0% To t a l U s es $566.9 100.0% I l l u s t r a t i v e S h a r e P r i ce Pro Forma Shares Outstanding ⁽ ⁷ ⁾ $ 1 0 . 0 0 53.8 $ 5 3 7 . 9 P os t - M o n e y E q u i t y V a l u e Plus: Debt - L ess: C as h ⁽ ⁶ ⁾ (150.0) Post - Money Enterprise Value $387.8 FY21E Revenue $43.0 9.0x FY22E Revenue $65.3 5.9x FY23E Revenue $101.1 3.8x SPAC Shares 24.2% Sponsor S h a r e s ⁽ ⁵ ⁾ 3.1% L e a f ly S h a r e s ⁽ ⁸ ⁾ 72.7%

46 Con f identia l an d P r op r ieta ry 8 8 . 1% 9 3 . 8% 68 . 7% 5 3 . 1% 73 . 6% 8 3 . 7% 93 . 5% 7 7 . 0% 70 . 6% 34 . 0% 3 4 . 6% 2 5 . 9% 4 1 . 1% 26 . 5% 4 1 . 8% 3 7 . 8% 4 5 . 1% (1) 57.4% Benchmarking analysis Re v e nue Grow t h 2020A – 2022E 2021E – 2022E A v era g e Gr o ss Margins Median : 75.3% Source: CapIQ, FactSet, company filings and investor presentations. Market data as of 10/21/2021. 1) Porch Group’s FY2020A revenue is pro forma for the acquisition of Homeowners of America per the company’s filing. Media n : 39.5%

47 Con f identia l an d P r op r ieta ry 5 . 9x 7 . 1x 8 . 6 x 1 2 . 3 x 1 1 . 2 x 1 9 . 3 x 1 7 . 8 x 1 0 . 9 x 5 . 8x 9 . 0 x 1 0 . 3 x 1 0 . 5 x 1 4 . 9 x 1 3 . 5 x 25 . 3x 24 . 6x 14 . 4x 8 . 7 x Benchmarking analysis (cont.) EV / 2022E Re v e nue EV / 2021E Re v e nue Media n : 13.9x Media n : 11.1x Source: CapIQ, FactSet, company filings and investor presentations. Market data as of 10/21/2021.

Growth vectors 4 8 Confi d en t i al and Pro p rie t a r y 48 Confidential and Proprietary x Personalized discovery, curation and loyalty programs x Brand subscriptions and digital merchandising x Attract new retailers, brands and shoppers as legalization expands x Ancillary services for retailers (loyalty) and brands (custom activations) x Improved monetization of existing retailers x First party data partnerships and IP licensing x International expansion

Appendix 49 Confidential and Proprietary

Leafly is ubiquitous in a rapidly growing cannabis market

Market Commentary

- Visitors can utilize Leafly prior to legalization and, as a result, Leafly is active in all 50 states and order-enabled in 32 states
- 91% of U.S. adults support cannabis legalization: 60% for recreational and medical use and 31% for medical use only[2]
- Legalization continues to accelerate across North America with 10 states passing or advancing cannabis legalization since the beginning of 2020
- Newly legalized states on the East Coast represent a large market opportunity where Leafly has already established a leading, consumer-facing brand
- State governments facing tax shortfalls continue to look at cannabis legalization as an option to raise tax revenue

Legalization Picture[1]



32 States
7 Provinces
Legal
Leafly order-enabled
5 States
3 Provinces
Legal
Leafly active
Not order-enabled
13 States
Prohibited
Leafly active
Not order-enabled

1) https://www.leafly.com/learn/legalization.
2) Pew Research Center.

Confidential and Proprietary 50

Overview of potential federal legislative paths forward

Bill	Overview
Cannabis Administration and Opportunity (CAO) Act	• Legalizes cannabis: removes cannabis from the Controlled Substance Act and would legalize and regulate cannabis at the federal level • Promotes social equity: reinvests cannabis tax money in communities most affected by the war on drugs by way of grants for states to offer job training, reentry services, legal aid (including for expungement), literacy programs, youth recreation or mentoring programs, and health education programs & provides avenues for expungement of certain federal cannabis offenses • Leading bill in Congress due to primary sponsor: Senate Majority Leader Chuck Schumer (D-NY) introduced it July 14, 2021 • Allows interstate transport of cannabis, regardless of state-legal status • Federal excise tax: 10% the first year, rising to 25% by year five • Tax revenue dedication: a portion of the tax will fund loans to women, socially and economically disadvantaged minorities in the cannabis businesses • Offers grants to states that create processes to automatically expunge sentences of those convicted of state-level cannabis offenses • Transfers oversight of cannabis from DEA to FDA, ATF, and Treasury Dept's Alcohol and Tobacco Tax and Trade Bureau • Amazon has announced its support for the Act • **Current status:** Comment period recently closed, now awaiting first committee hearing (unscheduled)
Marijuana Opportunity Reinvest and Expungement (MORE) Act	• Legalizes cannabis: removes cannabis from the Controlled Substance Act and would legalize and regulate cannabis at the federal level • Promotes social equity: invests in communities historically impacted by the federal prohibition of cannabis and the war on drugs & gives individuals the right to petition for expungement of certain federal cannabis offenses • Federal excise tax: 5% the first year, rising to 8% by year five • Directs Small Business Administration to promote loans to legitimate cannabis businesses • Requires the Bureau of Labor Statistics to collect data on the industry's demographics to ensure those who have been economically disadvantaged are meaningfully participating in the industry • The House passed this bill 228-164 during the previous Congress, but it died in the Senate • Bill was reintroduced by House Judiciary Chairman Jerry Nadler on May 28, 2021 • **Current status:** Cleared the House Judiciary Committee on a 26-15 vote on Sept. 30, 2021
Secure and Fair Enforcement (SAFE) Banking Act	• Does not legalize cannabis; enables access to banking services for state-legal cannabis business • Prohibits federal banking regulators from restricting or penalizing a financial institution for providing services to a legitimate cannabis business • Establishes that transactions from legitimate cannabis businesses do not fall under anti-money laundering activities • Passed by the U.S. House of Representatives on April 20, 2021 by a vote of 321-101; now stalled in the Senate • Awaiting consideration with the Senate Committee on Banking, Housing and Urban Affairs • **Current status:** SAFE Banking was slipped into the National Defense Authorization Act for FY 2022 and passed the House on Sept. 23; Senate is not likely to pass SAFE Banking as part of a defense re-authorization bill

Leafly

Source: Information provided by Burns & Levinson, Sheppard Mullin and Tucker Arensberg on JD Supra.

Confidential and Proprietary 51

Risk Factors Summary – Risks Related to Our Business and Industry 52 Confidential and Proprietary • We have a relatively short operating history in a rapidly evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. • We have a history of net losses, and we may not achieve or maintain profitability in the future, especially if our costs increase. • If we fail to maintain and expand our client base, our revenue and our business will be harmed. • If we do not successfully develop and deploy new products or services to address the needs of our customers, our business and results of operations could suffer. • If we fail to expand effectively into new markets, both domestically and abroad, our revenue and our business will be harmed. • We may fail to offer the optimal pricing of our products and solutions. • Our international operations involve additional risks, and our exposure to these risks will increase as we expand internationally. • The legal cannabis industry and market are relatively new, and this industry and market may not continue to exist or develop as anticipated or we may ultimately be unable to succeed in this new industry and market. • Federal law enforcement may deem our clients to be in violation of U.S. federal law, and, in particular the Controlled Substances Act. A change in U.S. federal policy on cannabis enforcement and strict enforcement of federal cannabis laws against our clients would undermine our business model and materially affect our business and operations. • Our business is dependent on U.S. state laws and regulations and Canadian federal and provincial laws and regulations pertaining to the cannabis industry. • The laws, regulations regarding hemp - derived products are unsettled, and an adverse change in U.S. federal policy towards our suppliers would materially affect our business and operations . • Allowing unlicensed or noncompliant businesses to access our products, or allowing businesses to use our solutions in a noncompliant manner, may subject us to legal or regulatory enforcement and negative publicity, which could adversely impact our business, operating results, financial condition, brand and reputation. • We generally do not, and cannot, ensure that our suppliers will conduct their business activities in a manner compliant with regulations and requirements applicable to the cannabis industry. As a result, federal, state, provincial or local government authorities may seek to bring criminal, administrative or regulatory enforcement actions against our clients, which could have a material adverse effect on our business, operating results or financial conditions, or could force us to cease operations. • Because our business is dependent, in part, upon continued market acceptance of cannabis by consumers, any negative trends could adversely affect our business operations. • Expansion of our business is dependent on the continued and future legalization of cannabis. • If users do not value the quality and reliability of the reviews and other content that we display on our platform, they may stop or reduce the use of our products, which could adversely impact the growth of our business. • Negative publicity could adversely affect our reputation and brand. • Our business depends in part on a strong brand, and any failure to maintain, protect and enhance our brand would hurt our ability to retain or expand our base of users, suppliers and partners, or our ability to increase their level of engagement. • We expect to face increased competition in the market. • If we fail to manage our growth effectively, our brand, results of operations and business could be harmed. • We rely on the performance of highly skilled personnel, and if we are unable to attract, retain and motivate well - qualified employees, our business could be harmed. • We rely on traffic to our website from search engines like Google, Yahoo! and Bing, as well as paid digital advertising and social media marketing. If our website fails to rank prominently in unpaid search results, traffic to our website could decline and our business would be adversely affected. • If our current marketing model is not effective in attracting new brand and retailer clients, we may need to employ higher - cost sales and marketing methods to attract and retain brand and retailer clients, which could adversely affect our profitability. • Mobile is an important component of our business, and it presents unique risks. • We may not timely and effectively scale and adapt our existing technology and network infrastructure to ensure that our platform is accessible. • We rely on third - party service providers for certain aspects of our business. • Our payment system and the payment systems of our suppliers depend on third - party providers and are subject to evolving laws and regulations.

Risk Factors Summary – Risks Related to Our Business and Industry 53 Confidential and Proprietary • We track certain performance metrics with internal tools and do not independently verify such metrics. Certain of our performance metrics are subject to inherent challenges in measurement, and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business. • The traffic to our website and mobile application may decline and our business may suffer if other companies copy information from our platform and publish or aggregate it with other information for their own benefit. • Real or perceived errors, failures, or bugs in our platform could adversely affect our operating results and growth prospects. • If our security measures are compromised, or if our platform is subject to attacks that degrade or deny the ability of users to access our content, users may curtail or stop use of our platform. • We rely upon cloud - based data centers, infrastructure and technologies provided by third parties, and technology systems and electronic networks supplied and managed by third parties, to operate our business, and interruptions or performance problems with these systems, technologies and networks may adversely affect our business and operating results. • The impact of worldwide economic conditions, including the resulting effect on advertising spending by businesses, may adversely affect our business, operating results and financial condition. • Our business is subject to the risks of earthquakes, fires, floods, droughts, climate change, crop failure due to weather or other factors, water shortages and other natural catastrophic events and to interruption by man - made problems such as computer viruses or terrorism. • Our operations and employees face risks related to health crises, such as the ongoing COVID - 19 pandemic, that could adversely affect our financial condition and operating results. The COVID - 19 pandemic could materially affect our operations, including at our headquarters or anywhere else we operate, and the business or operations of our suppliers, consumers, partners or other third parties with whom we conduct business. • Because we recognize most of the revenue from our advertising products over the term of an agreement, a significant downturn in our business may not be immediately reflected in our results of operations. • We expect a number of factors to cause our operating results to fluctuate on a quarterly and annual basis, which may make it difficult to predict our future performance. • Our typical practices as it relates to consumer safety and engagement on our platform may pose a risk to our relationships with advertising partners. • We are subject to governmental laws, regulations and other legal obligations, particularly related to privacy, data protection and information security, and any actual or perceived failure to comply with such obligations could harm our business. • Our business could suffer if the jurisdictions in which we operate change the way in which they regulate the internet, including regulations relating to user - generated content and privacy. • We face potential liability and expense for legal claims based on the content on our platform. • We may acquire other companies or technologies, which could divert our management’s attention from the business, result in additional dilution to our stockholders and otherwise disrupt our operations and harm our operating results. • We may need to raise additional capital, which may not be available on favorable terms, if at all, causing dilution to our stockholders, restricting our operations or adversely affecting our ability to operate our business. • Our business and operating results may be harmed if we are deemed responsible for the collection and remittance of state sales taxes or other indirect taxes for suppliers using our order functionality. • Our international footprint may subject us to potential adverse tax consequences in various jurisdictions. • Changes in tax laws or regulations and compliance in multiple jurisdictions may have a material adverse effect on our business, cash flow, financial condition or operating results. • Changes in accounting standards or other factors could negatively impact our future effective tax rate. • We identified a material weakness in our internal control over financial reporting. If we are unable to remediate this material weakness, or if we identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect our business and stock price.

Risk Factors Summary – Additional Risks Related to the Cannabis Industry and Our Intellectual Property 54 Confidential and Proprietary • Cannabis remains illegal under federal law, and therefore, strict enforcement of federal laws regarding cannabis would likely result in our inability to execute our business plan. • Our business and our suppliers are subject to a variety of U.S. and foreign laws regarding financial transactions related to cannabis, which could subject our suppliers to legal claims or otherwise adversely affect our business. • Our operations may be negatively affected by the way other private companies interpret laws and regulations applicable to the cannabis industry, or their policies and practices with respect to the cannabis industry. • We are dependent on our banking relations, and we may have difficulty accessing or consistently maintaining banking or other financial services due to our connection with the cannabis industry. • The continuing proliferation of unlicensed and illicit cannabis operations may negatively affect our suppliers and our operations. • We may have difficulty using bankruptcy courts due to our involvement in the regulated cannabis industry. • The conduct of third parties may jeopardize our business. • The conduct of third parties may jeopardize our regulatory compliance. • We believe that Section 230(c)(1) of the Communications Decency Act provides immunity from civil and state criminal liability, but it is possible that it does not. • We may continue to be subject to constraints on marketing our products. • Cannabis businesses are subject to unfavorable U.S. tax treatment, which reduces our clients’ profitability and could result in decreased demand for our services. • Service providers to cannabis businesses may also be subject to unfavorable U.S. tax treatment. • Cannabis businesses may be subject to civil asset forfeiture. • Due to our involvement in the cannabis industry, we may have a difficult time obtaining the various insurances that are desired to operate our business, which may expose us to additional risk and financial liability. • There may be difficulty enforcing certain of our commercial agreements and contracts. • Certain of our directors, officers, employees and investors who are not U.S. citizens may face constraints on cross - border travel into the United States. • We are, and may in the future be, subject to disputes and assertions by third parties that we violate their intellectual property rights. These disputes may be costly to defend and could harm our business and operating results. • Some of our solutions contain open source software, which may pose particular risks to our proprietary software and solutions. • Failure to protect or enforce our intellectual property rights could harm our brand, business and results of operations. • We may be unable to continue to use our existing domain names, or prevent third parties from acquiring and using domain names that infringe on, are similar to, or otherwise decrease the value of our brand or our trademarks or service marks.

Proprietary & confidential This document contains information that is proprietary, confidential and/or exempt from disclosure. It may also con t ain trade secrets or other materials the release of which may cause prejudice or loss to Leafly Holdings, Inc., and its subsidiaries. No waiver whatsoever is i n tended by sharing this document which is intended only for the named recipient(s). Unauthorized use, dissemination or copying is prohibited. If you receive this document in error, please notify the sender and destroy all copies. 55 Confidential and Proprietary